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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):
                                 March 17, 1999

                                  CDNOW, INC.
                            -----------------------------
                (Exact Name of Registrant Specified in Charter)

               Pennsylvania            0-25543        23-2979814
              ---------------          -------        ----------
              (State or Other     (Commission File    (I.R.S. Employer
              Jurisdiction of         Number)        Identification No.)
               Incorporation)

             1005 Virginia Drive, Fort Washington, PA        19034
        ----------------------------------------------    ---------
           (Address of Principal Executive Office)       (Zip Code)


                                (610) 619-9900
                        ------------------------------
                        (Registrant's telephone number)

                                CDNOW/N2K, INC.
                ----------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On March 17, 1999, CDnow/N2K, Inc., a Pennsylvania corporation (the "Corporation") acquired all of the outstanding shares of CDnow, Inc., a Pennsylvania corporation ("CDnow") and all of the outstanding shares of N2K Inc., a Delaware corporation ("N2K"). The acquisition was effected through two mergers:

      . a merger of a wholly-owned subsidiary of the Corporation with and into CDnow; and

      . merger of a wholly-owned subsidiary of the Corporation with and into N2K.

The mergers are governed by the Amended and Restated Agreement and Plan of Merger, dated as of January 29, 1999 (the "Merger Agreement"). The Merger Agreement is attached as Exhibit 2.1 to the Corporation's Registration Statement on Form S-4 (333-72463), dated February 16, 1999.

     In the mergers, shareholders of CDnow received one share of common stock of the Corporation, no par value ("Corporation Common Stock"), for each outstanding share of common stock of CDnow, no par value. In the mergers, stockholders of N2K received .83 shares of Corporation Common Stock for each outstanding share of N2K common stock, par value $.001, per share. A total of 29,810,799 shares Corporation Common Stock were issued in the mergers. In addition, each option and warrant to purchase CDnow common stock and each option and warrant to purchase N2K common stock was converted into an option or warrant to purchase the number of shares of Corporation Common Stock equal to the number of CDnow common stock or N2K common stock, respectively, subject to such option or warrant multiplied by a formula to reflect the exchange ratio for the mergers, and the associated exercise price was adjusted accordingly. We will account for the mergers under the purchase method of accountings. For accounting purposes only, we will treat CDnow as the acquiror of N2K.

     The Board of Directors for the Corporation are Jason Olim, Matthew Olim, Patrick Kerins, John Regan, Jonathan V. Diamond, Robert David Grusin and James Coane.

     The Corporation is a successor registrant of CDnow, Inc. The Corporation's Common Stock is traded on the Nasdaq National Market under the ticker symbol, CDNW.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Consolidated Financial Statements of CDnow, Inc. and its Subsidiaries.

          (1) Consolidated Balance Sheets of CDnow, Inc. and its Subsidiaries as of December 31, 1998 and 1997. (Incorporated by reference from CDnow, Inc.'s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 1999.)

          (2) Consolidated Statements of Operations of CDnow, Inc. and its Subsidiaries for the years ended December 31, 1998, 1997 and 1996. (Incorporated by reference from

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CDnow, Inc.'s Annual Report on Form 10-K filed with the Securities and Exchange
Commission on March 16, 1999.)

          (3) Consolidated Statements of Cash Flows of CDnow, Inc. and its Subsidiaries for the years ended December 31, 1998, 1997 and 1996. (Incorporated by reference from CDnow, Inc.'s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 1999.)

          (4) Consolidated Statements of Redeemable Convertible Preferred Stock and Shareholders' Equity (Deficit) of CDnow, Inc. and its Subsidiaries for the years ended December 31, 1997, 1997 and 1996. (Incorporated by reference from CDnow, Inc.'s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 1999.)

          (5) Notes to CDnow, Inc.'s Consolidated Financial Statements. (Incorporated by reference from CDnow, Inc.'s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 1999.)

     (b) Consolidated Financial Statements of N2K Inc. and its Subsidiaries.

          (1) Consolidated Balance Sheets of N2K Inc. and its Subsidiaries as of December 31, 1998 and 1997. (To be filed as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this Form 8-K is filed.)

          (2) Consolidated Statements of Operations of N2K Inc. and its Subsidiaries for the years ended December 31, 1998, 1997 and 1996. (To be filed as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this Form 8-K is filed.)

          (3) Consolidated Statements of Cash Flows of N2K Inc. and its Subsidiaries for the years ended December 31, 1998, 1997 and 1996. (To be filed as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this Form 8-K is filed.)

          (4) Consolidated Statements of Changes in Stockholders' Equity of N2K Inc. and its Subsidiaries for the years ended December 31, 1998, 1997 and 1996. (To be filed as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this Form 8-K is filed.)

          (5) Notes to N2K Inc.'s Consolidated Financial Statements. (To be filed as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this Form 8-K is filed.)

     (c) Pro Forma Financial Information (Unaudited).

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          (1) Pro Forma Condensed Combined Balance Sheet of the Corporation as
     of December 31, 1998. (To be filed as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this Form 8-K is filed.)

          (2) Pro Forma Condensed Combined Statement of Income of the Corporation for the fiscal years ended December 31, 1998, 1997 and 1996. (To be filed as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this Form 8-K is filed.)

     (c)  Exhibits.

               2.1 Agreement and Plan of Merger dated as of October 22, 1998, as amended and restated on January 29, 1999 among the Corporation, CDnow, Inc. and N2K Inc. (filed as Exhibit 2.1 to the Corporation's Registration Statement on Form S-4 (333-72463), dated February 16, 1999).

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CDNOW/N2K, INC.



                                    By:   /s/JASON OLIM
                                       ----------------
                                         Jason Olim
                                         President and Chief Executive Officer



Dated:  March 17, 1999

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                                 EXHIBIT INDEX

Exhibit
Number       Description
------       -----------

  2.1 Agreement and Plan of Merger dated as of October 22, 1998, as amended and restated on January 29, 1999 among the Corporation, CDnow, Inc. and N2K Inc. (filed as Exhibit 2.1 to the Corporation's Registration Statement on Form S-4 (333-72463), dated February 16,
             1999).